UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-21865

Nakoma Mutual Funds
(Exact name of registrant as specified in charter)

8040 Excelsior Drive, Suite 401
Madison, WI 53717
 (Address of principal executive offices)(zip code)

Daniel S. Pickett
Nakoma Capital Management, LLC
8040 Excelsior Drive, Suite 401
Madison, WI 53717
 (Name and address of agent for service)

Registrant's telephone number, including area code: (608) 831-8814

Date of fiscal year end: May 31

Date of reporting period: May 31, 2011

Item 1.  Reports to Stockholders.
The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

NAKOMA   MUTUAL FUNDS

Annual Report
May 31, 2011

Fund Adviser
Nakoma Capital Management LLC

[THIS PAGE INTENTIONALLY LEFT BLANK]

TABLE OF CONTENTS

Letter to Shareholders	1

Management Discussion and Analysis (Unaudited)	2

Performance (Unaudited)	6
Growth of a $10,000 Investment	6
Total Returns	7
Fees and Expense Example (Unaudited)	7

Summary of Investments—May 31, 2011 (Unaudited)	8

Schedule of Investments and Securities Sold Short—May 31, 2011	9

Financial Statements	11
Statement of Assets & Liabilities	11
Statement of Operations	11
Statements of Changes in Net Assets	12

Financial Highlights	13

Notes to Financial Statements—May 31, 2011	14

Additional Notes (Unaudited)	18

Report of Independent Registered Public Accounting Firm	19

Trustees and Officers (Unaudited)	20

Additional Information	Back Cover

This report contains the current opinions of the Fund’s investment adviser and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice and securities described herein may no longer be included in, or may at any time be removed from, the Fund’s portfolio. This report is distributed for informational purposes only. Information contained herein has been obtained from sources believed to be reliable, but not guaranteed.

Investors should consider the Fund’s investment objective, risks, and fees and expenses carefully before investing. For this and other important information, or to obtain a Fund prospectus, call 1-866-662-5662 and read the prospectus carefully before investing.

(This document must be accompanied or preceded by a prospectus.)

NAKOMA MUTUAL FUNDS

LETTER TO SHAREHOLDERS

Dear Shareholder:

The Nakoma Absolute Return Fund (the “Fund”) declined -6.64% for the fiscal year ended May 31, 2011. During the same period, the S&P 500® Index returned 25.95% and the 10-year Treasury Note returned 4.83%.

Fund performance in the second year following the financial crisis of 2008/2009 was disappointing. The year started well with stable Fund returns in a weak stock market as stimulative government fiscal policies expired. For a time it appeared underlying business fundamentals would drive stock performance rather than macro/political factors. However, new fiscal stimulus programs and more importantly Federal Reserve Board policy changes designed to encourage investor risk-taking led to a reversal of early gains as the Fund’s defensive positioning detracted from results.

2011 is beginning much like 2010 with weakening economic conditions as government policies mature. While the government may again come to the rescue, a heightened focus on government indebtedness decreases the likelihood of additional support and increases the potential for austerity measures. We expect this will result in a renewed emphasis on individual company results. We are confident that a return to a fundamentally driven market will provide a backdrop favorable for our stock selection process. We thank you for your support and look forward to working with you in the coming year.

Dan Pickett
Chief Investment Officer
Nakoma Capital Management LLC

NAKOMA MUTUAL FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS (Unaudited)

MARKET REVIEW

The Fund’s fiscal year (June 2010 to May 2011) began in the throes of a declining market with a 5.23% decline in the S&P 500 Index to cap a double-digit decline in the second quarter of 2010. The 10-year Treasury yield retreated to below 3%. Economic reports, while mixed, were increasingly falling short of economists’ expectations. The U.S. dollar was depreciating as the government advocated stimulus while the Eurozone favored austerity. No sectors were immune to the decline with the concerns about global growth prospects.

The market decline was quickly reversed in July as the sovereign debt concerns in Europe seemed to wane. Commodity prices surged excepting a 5% decline in gold. The economic data continued to send mixed messages. On the negative side, a precipitous and unexpected 12.5% drop in the Thomson Reuters/University of Michigan consumer sentiment survey summarized the disappointments reported in housing starts, retail and wholesale sales, durable orders and hourly earnings. Conversely, corporate profits were better than expected, industrial production was positive when it was expected to be negative, and jobs were being created in the private sector. As a harbinger of the declining influence of the U.S. on the world economy, China surpassed Japan to become the world’s second largest economy and the U.S. to become the largest energy user.

Albeit a bumpy ride, the stock market performed well in the third quarter of 2010, attributable mostly to September's 8.92% upswing in the S&P 500 Index. Fears of a double-dip recession surfaced in August led by labor market woes. A surprising increase in the trade deficit signaled the downward revision in second quarter GDP growth from a projected unimpressive 2.4% annual rate to an even more tepid 1.6% rate. Housing reports were much weaker than expected, reinforcing the impression that significant housing-related stimulus initiatives failed. Regional purchasing manager reports signaled a contraction in manufacturing and several companies guided sales forecasts lower for the second half of the year. Anxieties over a double-dip recession were short lived; however, as the Federal Reserve Board (“Fed”) opened the door to additional quantitative easing and the polls indicated a likely Republican majority in the House of Representatives.

The fourth quarter of 2010 was also remarkably strong with the S&P 500 Index advancing 10.75%. Economic data showed pockets of improvement as consumer spending grew. Investors discounted European financial distress triggered by problems with the Irish banks, while enthusiastically embracing the Fed announcement of another round of quantitative easing. Coupled with the realization of the anticipated power switch in the House of Representatives, investors seem to anticipate policymakers getting the economy back to full potential sooner rather than later.

With a 5.90% return in the S&P 500 Index, the stock market in the first quarter of 2011 remained strong. The year began with economic data being more favorable than not. Employment statistics improved but skeptics noted that various methodological factors, rather than new jobs, were driving the results. Corporate profits were generally ahead of expectations. The exception was housing which remained on life support. Conflict in North Africa and the Middle East highlighted the risk to oil supplies contributing to a sharp increase in oil prices and a related spike in gasoline prices.

At fiscal year-end, two-thirds through the second quarter of 2011, the stock market continued to press ahead with the S&P 500 Index adding almost another 2% to 2011 returns. However, concerns about Eurozone debt, the impending end to this leg of quantitative easing, chaos in the Middle East, and anxiety that job growth is not strong enough to fuel robust economic growth any time soon has many investors worried about the remainder of the year.

FUND PERFORMANCE REVIEW

The Fund’s performance during its latest fiscal year was clearly disappointing. A consistent defensive portfolio positioning in a market rewarding risk taking produced negative returns.

Technology sector holdings were the largest gross exposure during the year and represented the worst performance. Losses from short positions in low quality stocks significantly outweighed gains from long holdings. During much of the year, the net exposure in Technology was balanced.

Consumer stocks represented the largest net short exposure throughout the period and were also big losers. As in Technology, low quality outperformed high quality to the detriment of Fund performance. Long holdings were concentrated in more

NAKOMA MUTUAL FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS—continued

defensive staples and high quality companies while shorts were positioned in more cyclical discretionary companies and high valuation stocks.

The Materials sector holdings contributed positively to Fund results as returns to agriculture-related long holdings more than offset losses from short positions in industrial metals positions and other Industrial sector short holdings. The Telecommunications and Health Care sectors also contributed positively to Fund performance with long position returns exceeding short position returns. The net exposure in each sector was about balanced throughout the year.

Our unwillingness to accept the prevailing view that massive government intervention and increased federal indebtedness was a cure for excessive speculation and private sector indebtedness again proved costly. As government stimulus programs wound down last year, stock prices started to decline consistent with our views. Expanded government programs arrested the decline and sent stock prices sharply higher as new tax cuts, higher federal deficits and Fed asset purchases encouraged speculation. Current trends seem to be repeating. This time it appears as though the government bailout option will not be available. We do not see evidence of real and sustainable economic improvement that warrants aggressively chasing the market here. Of course, Fed Chairman Bernanke or President Obama may yet find another rabbit in their respective hats. The “Current Outlook” section below outlines more specifically the factors influencing our current market view.

INVESTMENT PROCESS REVIEW

The Fund’s investment approach is comprised of three integrated processes: dynamic asset allocation, fundamental stock selection and risk management.

With respect to dynamic asset allocation, we assess expectations for and trends in three categories of factors that we believe influence stock market returns: economic growth and corporate profits; interest rates and inflation expectations; and investor sentiment and stock market valuation. All else being equal, when the trends in these categories are better than expected, we will increase the Fund’s net exposure to the stock market and when trends in these categories are worse than expected, we will decrease the Fund’s net exposure to the stock market.

Our fundamental stock selection process is designed to identify companies with the potential for positively or negatively surprising business results over a six- to eighteen-month time horizon. For each stock, we monitor key business drivers (e.g., macroeconomics, secular trends, industry dynamics and company specific events) that we believe will affect the underlying company’s business over the investment time horizon. We believe that when a company’s key drivers exceed expectations, the company’s share price can be expected to increase until investor expectations and actual company performance converge. Conversely, if a company’s results fall short of investors’ expectations, its share price may decrease until investor expectations converge with actual performance. Our analysis of each opportunity (long or short) considers the level of investor expectations in assessing the potential reward for a correct call versus the potential loss for an error. Therefore, the strategy is not short-term trading oriented. Rather, the strategy relies on our fundamental analysis of a company’s future business prospects.

Our risk management process analyzes the sources of volatility in the portfolio (e.g., sector, capitalization, style, and interest rate sensitivity) in an effort to match Fund risk exposures with our overall market view and avoid unintended risk exposures. Additional risk management techniques are employed in a further effort to achieve our low volatility return objective.

CURRENT OUTLOOK

Economic Activity and Corporate Profits

Government spending shifts from a tailwind to a headwind as stimulus programs are replaced by austerity measures. Arguably, the biggest driver of economic growth in the past two years has been debt-financed government spending (closely followed by aggressive monetary policy). In the calendar Q1 2011 release, the government reported a $571.7 billion increase in gross domestic product—a 3.96% increase from the prior year. During the same period, the total amount of federal debt outstanding increased $1.497 trillion. While government deficit spending can provide a temporary boost to the economy, sustained growth requires an increase in employment and productivity. Republicans interpreted their electoral success as a mandate to rein in government spending. By withholding approval of an increase in the U.S. debt limit until spending cuts are

NAKOMA MUTUAL FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS—continued

identified, it is clear the political climate has changed from the spend-to-prosperity attitude of the prior two years. Much like 2010, as stimulus programs expire in 2011, economic growth is slowing. Unlike 2010, we do not expect either Congress or the Fed will be able to offer new supports to arrest the decline.

European austerity measures and developing country fiscal tightening may limit weak dollar benefits. Global attention has focused on the financial crisis in Greece in recent months. In fact, there are several countries in Europe struggling with unwieldy debt balances and budget deficits. In the case of Eurozone countries, by treaty, austerity measures will be required as part of any bailout by the European Central Bank and International Monetary Fund (“IMF”). According to Citigroup, 9% of S&P 500 company direct sales are to Europe and at risk in the event of an austerity-driven slowdown. At the other end of the spectrum, many developing countries are tightening monetary and fiscal policies to combat a sharp rise in inflation. While only about 5% of S&P 500 company sales, decelerating growth in emerging markets may offset the benefits from improved competitiveness that accompany a weaker U.S. currency.

Corporate profits expectations appear too high. Economic forecasts have declined in recent months as leading indicators confirm the waning influence of stimulus programs. The Blue Chip Economic Indicators survey shows a decline in 2011 real GDP forecasts from +3.1% in June 2010 to +2.6% in the latest survey. At the same time, inflation forecasts have risen. In June 2010, the survey projected a 1.7% increase in the Consumer Price Index (“CPI”) in 2011. By June 2011, the forecast increased to +3.0%. This should proxy for corporate cost trends. Despite the reduction in economic forecasts and the increase in inflation forecasts, analysts’ S&P 500 Index earnings forecasts increased about 4% over the same period. Profit margins are near prior cycle peaks and vulnerable to slowing sales, rising costs and a reversal in previously favorable corporate tax policies.

Employment improvement is necessary to stimulate consumer spending. Improving monthly new jobs reports and decreasing weekly unemployment claims reversed in the first calendar quarter of this year. Some point to supply chain disruptions in the aftermath of the hurricane and tsunami in Japan or the tornadoes in the U.S. These economists expect a reacceleration in the second half of calendar 2011. However, indicators like the Economic Cycle Research Institute’s leading index signaled a slowdown even before these weather-related disasters. Time will tell, but it is clear that a pickup in consumer spending depends upon stronger job growth as stimulus benefits fade. Previous economic growth rates were magnified by an increase in household borrowing. From the early 1980s to its peak in 2007, household debt as a percent of disposable income more than doubled from about 60% to 135%. Since 2007, debt as a percent of income has only fallen to 120%. While banks may be more willing to lend, it is unlikely renewed borrowing will be a source of incremental consumer spending and economic growth until existing debt balances have been reduced further.

Interest Rates and Inflation

The yield curve remains stimulative–or not. Historically, a positively sloped yield curve anticipates a favorable economic outlook. However, the data supporting this view was collected in periods absent protracted quantitative easing. The Fed’s zero interest rate policy lessens the validity of the yield curve signal as the short-term interest rate does not accurately reflect market expectations. If we set the real interest rate at its lower bound of zero percent and add inflation to get an effective nominal rate, the yield curve picture changes. Assuming the CPI is a good proxy for inflation, the slope of the yield curve has fallen sharply and recently inverted.

Commodity inflation may be on the wane. Rapid increases in commodity prices have been a significant contributor to the outbreak of violence in several developing countries in the Middle East and Northern Africa. In other more stable developing countries where food and energy costs also represent the dominant expense for most households, the rapid rise in commodity prices led to restrictive monetary policy. The cause of commodity price inflation is a source of much debate with some pointing to the Fed’s policy while others to supply and demand dynamics that are influenced by a myriad of factors. Recently, prices have begun to ease as the policy actions of the developing countries may be slowing economic growth and stabilizing inflation rates. In developed economies, slower economic growth means reduced demand, which lowers prices on the margin.

Core inflation is likely to increase. For some time the Fed has pointed to benign core inflation, i.e., CPI excluding food and energy prices, to support their aggressive policies. After peaking near a 3% year-over-year change in 2007, the rate of core CPI growth declined to 0.6% in October 2010 while headline CPI ranged from a high above 5% to a low of -2%. Core inflation has been depressed in part by a steady decline in the shelter component, which represents 32% of the index

NAKOMA MUTUAL FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS—continued

calculation as well as smaller components like apparel prices. Core CPI is now running 1.5% higher than a year ago as the shelter component started rising at the beginning of 2011 and apparel prices reversed. As core inflation approaches the Fed’s stated target of 1.75% - 2.00%, one important justification for aggressive monetary policy will be removed.

Fed policy options are limited. The Fed encountered considerable criticism from domestic and international economists when it embarked on its second round of quantitative easing (“QE2”). The primary effect of the policy has been an increase in asset prices. Since the Jackson Hole meeting in August 2010 when Fed Chairman Bernanke revealed his strategy, the S&P 500 Index increased 24%, the Commodity Research Bureau’s index of commodity prices increased 27%, and oil increased 27%. Over the same period, the trade value of the U.S. dollar declined 10%. Rather than falling as intended by the Fed, interest rates rose with the ten-year Treasury note yield rising from 2.66% to 3.18%. The economy did improve slightly over the period with a 0.9% increase in employment, although recent reports suggest a reversal in trend may be underway. With little apparent effect, other than stimulating prices of risk assets, the consensus view is that no further expansion of the Fed balance sheet is likely in the near term. With the completion of the last purchases at the end of June 2011, there is risk that real interest rates move higher as U.S. funding requirements remain significant and an obvious replacement for the purchasing power of the Fed is not in evidence.

Valuation and Investor Sentiment

Volatility remains relatively low, but daily swings are wider. The implied volatility of S&P 500 Index options (the “VIX”), a forecast of near-term market volatility, has remained relatively low in recent months and much lower than in the sell-off last summer. At that time, the VIX spiked from around 15% to more than 40%. This year the VIX has ranged from around 15% to 30%, but the average remained below 20%. Intra-day and day-to-day volatility has increased though. In the past year, the intra-day high-low price swing has been greater than 1% nearly 80% of the time, while over the last ten years this occurred only about 60% of the time. Similarly, the market has moved up or down 1% on 38% of the trading days, while over the last ten years this occurred only 30% of the time.

Technical indicators are mixed. Following the QE2 rally, the S&P 500 Index became somewhat extended earlier this year trading 15% above its 200-day moving average. The subsequent correction back to the moving average line relieved the overbought condition, but never produced an oversold buy signal. Technical indicators are most useful when at extremes and current readings offer no strong signal regarding forward market returns.

Sentiment readings suggest growing pessimism. Measures tracking investor sentiment reflect a shift from extreme bullishness to moderate bearishness since the beginning of 2011. After bottoming in January near 21%, 40% of investors surveyed in the latest American Association of Individual Investors poll were bearish. Bullish sentiment in the same survey declined to 29% in June from 54% in January. Increasing pessimism is a contrary and bullish indicator.

Valuation measures are mixed. As has been the case for some time, forward-looking valuation measures employing consensus earnings forecasts and recent historical multiples suggest stocks are undervalued. This is particularly true when compared with current bond yields. Using forward twelve-month forecasts from Thomson One Analytics, the forward P/E multiple for the S&P 500 Index is 13.2X producing an earnings yield of 7.6%. This compares with a current ten-year Treasury note yield of 3.18%. Alternative valuation techniques seeking to minimize the influences of the economic cycle by using longer averages of historical earnings suggest stocks are overvalued. Using the ten-year averaging methodology to normalize earnings produces a P/E multiple of 22X—below peak levels, but still significantly higher than the long-run average of about 16X. We believe the growing evidence that the economy is slowing supports use of the long-term cycle approach.

Combining our neutral-to-negative view on the economy and interest rates with our neutral view on investor sentiment yields a cautious market view.

CURRENT FUND EXPOSURES

The Fund is currently balanced in most sectors reflecting our relatively defensive posture. The more economically sensitive Consumer Discretionary sector is net short with short positions in high valuation stocks partially hedged with long positions in retail turnaround opportunities. The more stable Consumer Staples sector is net long with food products long holdings partially hedged with a high valuation food retailer and a food processor.

NAKOMA MUTUAL FUNDS

MANAGEMENT DISCUSSION AND ANALYSIS—continued

Health Care sector holdings are net long with long positions in companies benefitting from merger synergies related to recent acquisitions partially offset by a short holding in a manufacturer of discretionary medical products. The total weight remains relatively low given continuing regulatory and legislative uncertainty. Government budget pressures and the significant contribution of health care obligations to continuing deficits suggest targeted reimbursement cuts are inevitable. The political nature of the process makes it difficult to identify likely winners and losers.

Our lack of confidence in the sustainability of the economic recovery is reflected in neutral weights in the Industrials and Materials sectors. Select long holdings in Industrial companies where product or industry-specific supply/demand dynamics appear favorable are hedged with short positions in the sector ETF and companies selling at relatively high valuations. In Materials, short positions in industrial metals stocks are hedged with long positions in agriculture-related companies and a gold miner.

The Technology sector remains a significant gross exposure in the Fund. The net exposure is neutral. Long positions continue to be held in companies with attractive new product cycles or selling at attractive valuations relative to current business trends. Short holdings favor more cyclical companies and high valuation stocks.

PERFORMANCE (Unaudited)

GROWTH OF A $10,000 INVESTMENT (1)

For the period 12/18/2006 through 5/31/2011

This graph compares a $10,000 investment in the Fund with the performance of the S&P 500® Index and the 10-year Treasury Note. The Fund’s performance includes the reinvestment of all Fund distributions.

The investment objective of the Fund is to seek absolute returns with low volatility independent of equity market conditions. As a low correlation alternative, the Fund is not designed to resemble the performance of either the S&P 500® Index or the 10-year Treasury Note. The composition of the Fund may vary significantly from these two benchmarks in many aspects, including the Fund’s use of short selling, its ability to use leverage, and its ability to invest in a broader universe of securities. The use of the S&P 500® Index and 10-year Treasury Note is merely intended to reflect traditional stock and bond strategies, so they should not be considered performance benchmarks of the Fund.

NAKOMA MUTUAL FUNDS

PERFORMANCE—continued

TOTAL RETURNS (1)

For the periods ended 5/31/2011

Average Total Returns

	Fund	S&P	10-Yr.
		500® Index	Treasury Note

Since Operations	-2.12%	0.82%	5.83%
Commenced
(12/18/2006)

1-year	-6.64%	25.95%	4.83%
Final Value of a
$10,000 Investment	$9,090	$10,371	$12,867

Pursuant to an expense limitation agreement between Nakoma Capital Management LLC, the Fund’s investment adviser (the “Adviser”), and the Fund, the Adviser has agreed to waive its advisory fees and/or absorb Fund expenses at least through October 1, 2011, to limit the Fund’s total annual operating expenses (exclusive of dividend and interest expense on securities sold short) to 1.99% of the Fund’s average daily net assets, which has resulted in higher returns. Without these waivers, returns would have been lower.

(1)
The performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of a Fund share. You can obtain performance data current to the most recent month end (available within seven business days after the most recent month end) by calling 1-866-662-5662 or by visiting www.nakomafunds.com.

Total Annual Fund Operating Expenses, as reported in the Fund’s prospectus dated September 24, 2010, were 2.64%.

FEES AND EXPENSE EXAMPLE (Unaudited)

Shareholders of the Fund incur two types of costs: (1) transaction costs and (2) operating costs, including management fees, dividend and interest expense on securities sold short, and other Fund expenses. The following Example is intended to help investors understand the operating costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period December 1, 2010 through May 31, 2011.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses for the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Divide your account value by $1,000, then multiply that result by the number in the “Actual” line under the heading “Expenses Paid During Period Ended May 31, 2011” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the cost of investing in other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

NAKOMA MUTUAL FUNDS

PERFORMANCE—continued

	Beginning	Ending Account		Expenses Paid
Nakoma Absolute Return Fund	Account Value	Value	Annualized	During Period Ended
	(Dec. 1, 2010)	(May 31, 2011)	Expense Ratio (1)	May 31, 2011(2)

Actual	$1,000.00	$952.20	3.13%	$15.24

Hypothetical	$1,000.00	$1,009.39	3.13%	$15.69
(5% return before expenses)

(1)
This ratio includes the dividend and interest expense from securities sold short. Pursuant to an expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or absorb Fund expenses to ensure that the Fund’s total annual fund operating expenses (exclusive of dividend and interest expense on securities sold short) do not exceed 1.99% of the Fund’s average daily net assets through at least October 1, 2011.

(2)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six-month period). Information shown reflects values using the expense ratios for the period December 1, 2010 through May 31, 2011.

SUMMARY OF INVESTMENTS—May 31, 2011 (Unaudited)

EQUITY HOLDINGS (% of Net Assets) *

Longs
Shorts
1.8%
3.3%
3.9%
4.5%
5.4%
5.8%
9.6%
10.9%
-2.8%
-8.7%
-2.0%
-1.7%
-1.4%
-4.6%
-2.7%
-10.4%
-9.7%
Exchange-Traded Funds
Consumer Discretionary
Consumer Staples
Energy
Health Care
Telecommunication Services
Industrials
Materials
Information Technology

*Excludes net cash and short-term investments.

NAKOMA MUTUAL FUNDS

SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT—
May 31, 2011

COMMON STOCKS–45.2%

Description	Shares	Value

Consumer Discretionary–1.8%

Specialty Retail–1.8%
GameStop Corp., Class A (1)	25,200	$705,096

Consumer Staples–3.3%

Food & Staples Retailing–1. 7%
Safeway, Inc.	27,500	679,250

Food Products–1.6%
Sanderson Farms, Inc.	14,800	649,868
		1,329,118
Energy–3.9%

Energy Equipment & Services–0.8%
Diamond Offshore Drilling, Inc.	4,400	324,148

Oil, Gas & Consumable Fuels–3.1%
Comstock Resources, Inc. (1)	25,100	754,757
Suncor Energy, Inc.	11,600	486,040
		1,240,797
		1,564,945
Health Care–4.5%

Life Sciences Tools & Services–4.5%
Agilent Technologies, Inc. (1)	20,000	997,400
Thermo Fisher Scientific, Inc. (1)	12,040	788,018
		1,785,418
Industrials–5.8%

Air Freight & Logistics–1.4%
United Parcel Service, Inc., Class B	7,800	573,222

Machinery–2.4%
Lindsay Corp.	6,500	436,020
Manitowoc Co., Inc.	28,700	517,174
		953,194
Trading Companies & Distributors–2.0%
GATX Corp.	20,200	802,344
		2,328,760
Information Technology–10.9%

Computers & Peripherals–4.0%
Apple, Inc. (1)	2,000	695,660
NCR Corp. (1)	47,100	919,392
		1,615,052
Software–6.9%
Adobe Systems, Inc. (1)	23,400	810,342
Microsoft Corp.	45,900	1,147,959
Take-Two Interactive Software, Inc. (1)	50,100	821,139
		2,779,440
		4,394,492
Materials–9.6%

Chemicals–5.7%
Albemarle Corp.	12,900	913,836
Monsanto Co.	10,100	717,504
Potash Corp. of Saskatchewan, Inc.	11,300	639,580
		2,270,920
Metals & Mining–3.9%
Allegheny Technologies, Inc.	7,600	509,200
Newmont Mining Corp.	18,900	1,069,173
		1,578,373
		3,849,293
Telecommunication Services–5.4%

Diversified Telecommunication Services–5.4%
CenturyLink, Inc.	26,884	1,161,120
Verizon Communications, Inc.	27,700	1,022,961
		2,184,081
TOTAL COMMON STOCKS
(Cost $14,828,548)		$18,141,203

SHORT-TERM INVESTMENTS–165.4%
UMB Bank Money Market
Fiduciary, 0.010% (2)(3)	66,443,851	$66,443,851
Total Short-Term Investments
(Cost $66,443,851)		$66,443,851

Total Investments–210.6%
(Cost $81,272,399)		$84,585,054

Due to Broker for Cover of Securities Sold
Short—(64.4)%		(25,872,907)

Securities Sold Short—(44.0)%		(17,671,326)

Liabilities in Excess of Other Assets–(2.2)%		(868,156)

Total Net Assets–100.0%		$40,172,665

(1)	Non-income producing security.
(2)	Variable rate security; the coupon rate represents the rate at May 31, 2011.
(3)	As of the year ended May 31, 2011, cash value of $50,783,189 was held in a segregated account as collateral for securities sold short and amounts due to broker.

Percentages indicated are based on net assets.

The accompanying notes are an integral part of the financial statements.

NAKOMA MUTUAL FUNDS
SCHEDULE OF INVESTMENTS AND SECURITIES SOLD SHORT—
May 31, 2011—continued

COMMON STOCKS SOLD SHORT–41.2%

Description	Shares	Value

Consumer Discretionary–8.7%

Automobiles–1.3%
General Motors Co. (1)	15,900	$505,779

Hotels, Restaurants & Leisure–2.6%
MGM Resorts International (1)	37,400	563,618
PF Chang’s China Bistro, Inc.	12,300	496,797
		1,060,415
Household Durables–0.8%
Mohawk Industries, Inc. (1)	4,980	331,270

Internet & Catalog Retail–2.0%
NetFlix, Inc. (1)	3,000	812,400

Specialty Retail–2.0%
CarMax, Inc. (1)	10,000	296,600
Urban Outfitters, Inc. (1)	16,300	496,498
		793,098
		3,502,962
Consumer Staples–2.0%
Food & Staples Retailing–1.2%
Whole Foods Market, Inc.	7,800	477,048

Food Products–0.8%
Archer-Daniels-Midland Co.	10,300	333,823
		810,871
Energy–1.7%
Oil, Gas & Consumable Fuels–1.7%
CNOOC, Ltd. – ADR	2,700	676,566

Health Care–1.4%
Health Care Equipment & Supplies–1.4%
Wright Medical Group, Inc. (1)	35,500	552,025

Industrials–2.7%
Aerospace & Defense–1.4%
Precision Castparts Corp.	3,700	581,270

Road & Rail–1.3%
Werner Enterprises, Inc.	20,200	506,616
		1,087,886
Information Technology–9.7%
Communications Equipment–2.0%
Juniper Networks, Inc. (1)	13,700	501,557
Research In Motion, Ltd. (1)	7,400	317,090
		818,647
Electronic Equipment & Instruments–3.2%
AU Optronics Corp. – ADR (1)	71,430	582,154
Garmin, Ltd. (1)	5,000	170,400
LG Display Co., Ltd. - ADR	32,500	539,825
		1,292,379
Internet Software & Services–1.0%
Equinix, Inc. (1)	3,900	395,460

Semiconductors & Semiconductor Equipment–1.2%
Fairchild Semiconductor
International, Inc. (1)	26,100	470,844

Software–2.3%
Citrix Systems, Inc. (1)	2,600	227,812
Salesforce.com, Inc. (1)	4,500	685,170
		912,982
		3,890,312
Materials–10.4%

Chemicals–1.2%
CF Industries Holdings, Inc.	3,100	476,718

Metals & Mining–7.9%
Aluminum Corp. of China, Ltd. - ADR	26,800	590,136
Carpenter Technology Corp.	13,000	683,410
Cliffs Natural Resources, Inc.	3,600	326,520
Rio Tinto PLC – ADR	4,700	329,564
Southern Copper Corp.	17,900	618,624
United States Steel Corp.	13,600	627,096
		3,175,350
Paper & Forest Products–1.3%
Domtar Corp.	5,000	512,400
		4,164,468
Telecommunication Services–4.6%

Diversified Telecommunication Services–2.6%
AT&T, Inc.	33,210	1,048,107

Wireless Telecommunication Services–2.0%
Telephone & Data Systems, Inc.	24,400	797,880
		1,845,987
Total Common Stocks Sold Short
(Proceeds $15,727,725)		$16,531,077

EXCHANGE-TRADED FUNDS SOLD SHORT–2.8%

Industrial Select Sector SPDR Fund	14,400	541,872

Oil Services Holders Trust	3,900	598,377

Total Exchange-Traded Funds Sold Short
(Proceeds $1,164,588)		$1,140,249

TOTAL SECURITIES SOLD SHORT
(Proceeds $16,892,313)		$17,671,326

(1)	Non-income producing security.

ADR – American Depositary Receipt
PLC – Public Limited Company
Percentages indicated are based on net assets.

The accompanying notes are an integral part of the financial statements.

NAKOMA MUTUAL FUNDS

FINANCIAL STATEMENTS

NAKOMA ABSOLUTE RETURN FUND
STATEMENT OF ASSETS & LIABILITIES

May 31, 2011

Assets

Investments, at value
(cost $81,272,399)	$84,585,054
Receivable for fund shares sold	9,372
Interest and dividends receivable	43,503
Prepaid expenses	46,122

Total assets	$84,684,051

Liabilities

Securities sold short, at value
(proceeds of $16,892,313)	17,671,326
Due to broker for cover of securities sold short	25,872,907
Payable for investments purchased	721,206
Payable for fund shares redeemed	61,361
Dividends payable on securities sold short	33,962
Interest payable	1,119
Payable to Adviser	21,152
Accrued expenses and other liabilities	128,353

Total liabilities	$44,511,386

Net Assets	$40,172,665

Net Assets Consist of

Paid in capital	$70,230,335
Accumulated net realized loss on investments and
securities sold short – net	(32,591,312)
Net unrealized appreciation (depreciation) on:
Investments	3,312,655
Securities sold short	(779,013)

Net Assets	$40,172,665

Net Assets	$40,172,665
Shares outstanding
(no par value, unlimited shares authorized)	2,214,858

NET ASSET VALUE, OFFERING AND
REDEMPTION PRICE PER SHARE
(NET ASSETS/SHARES OUTSTANDING)	$18.14

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2011

Investment Income

Interest	$17,086
Dividends (net of withholding tax of $4,152)	876,921

Total investment income	$894,007

Operating Expenses

Investment advisory fees	$2,129,684
Transfer agent fees and expenses	475,344
Fund administration and accounting fees	141,657
Professional fees	78,976
Federal and state registration fees	58,978
Reports to shareholders	71,138
Custody fees	31,334
Trustees' fees and related expenses	27,000
Other	18,985

Total operating expenses	$3,033,096

Less fees waived and reimbursed by Adviser
(see Note 4)	(207,715)
Dividend expense on securities sold short	622,763
Interest expense on securities sold short	769,755

Net expenses	$4,217,899

Net Investment Loss	$(3,323,892)

Realized and Unrealized Gain (Loss)
On Investments
Net realized gain (loss) on:
Investment securities	25,006,984
Securities sold short	(28,580,234)
Change in unrealized appreciation (depreciation) on:
Investment securities	(6,755,548)
Securities sold short	4,165,697

Net Realized and Unrealized Loss on Investments	$(6,163,101)

Net Decrease in Net Assets
Resulting From Operations	$(9,486,993)

The accompanying notes are an integral part of the financial statements.

NAKOMA MUTUAL FUNDS

FINANCIAL STATEMENTS—continued

NAKOMA ABSOLUTE RETURN FUND

	For the	For the
	Year Ended	Year Ended
	May 31, 2011	May 31, 2010
STATEMENTS OF CHANGES IN NET ASSETS

Operations

Net investment loss	$(3,323,892)	$(4,338,079)
Net realized gain (loss) on:
Investment securities	25,006,984	14,537,027
Securities sold short	(28,580,234)	(27,608,059)
Change in unrealized depreciation on investments and securities sold short	(2,589,851)	(3,573,588)

Net decrease in net assets resulting from operations	$(9,486,993)	$(20,982,699)

Capital Share Transactions

Proceeds from shares sold	67,914,278	140,768,872
Amounts paid for shares redeemed	(191,589,905)	(178,345,517)

Net decrease in net assets resulting from capital share transactions	$(123,675,627)	$(37,576,645)

Total Decrease in Net Assets	$(133,162,620)	$(58,559,344)

Net Assets

Beginning of year	173,335,285	231,894,629
End of year	$40,172,665	$173,335,285

Accumulated undistributed net investment income (loss)	$-	$-

Capital Share Transactions

Shares sold	3,568,744	6,929,125
Shares redeemed	(10,275,118)	(8,884,322)

Net decrease from capital share transactions	(6,706,374)	(1,955,197)

Shares outstanding, beginning of year	8,921,232	10,876,429

Shares outstanding, end of year	2,214,858	8,921,232

The accompanying notes are an integral part of the financial statements.

NAKOMA MUTUAL FUNDS

FINANCIAL HIGHLIGHTS
Selected Per Share Data for the Period Presented

NAKOMA ABSOLUTE RETURN FUND
For the Periods Ended May 31:

	2011		2010	2009		2008		2007	*

Net Asset Value, Beginning of Period	$19.43		$21.32	$21.18		$21.19		$20.00

Income From Investment Operations
Net investment income (loss)	(1.50)		(0.49)	(0.26)		(0.16)		0.11
Net realized and unrealized gain (loss) on
investments and securities sold short	0.21	(1)	(1.40)	0.40	(1)	0.20	(1)	1.11
Total from investment operations	(1.29)		(1.89)	0.14		0.04		1.22

Less Distributions
Net investment income	-		-	-		(0.02)		(0.03)
Return of capital	-		-	-		(0.03)		-
Total distributions	-		-	-		(0.05)		(0.03)

Net Asset Value, End of Period	$18.14		$19.43	$21.32		$21.18		$21.19

Total Return (2)	(6.64)%		(8.86)%	0.66%		0.18%		5.95%	(3)(4)

Supplemental Data and Ratios
Net assets, end of period (in thousands)	$40,173		$173,335	$231,895		$109,402		$16,687
Ratio of expenses to average net assets, excluding
dividend and interest expense on securities sold
short, after waived or recaptured fees	1.99%	(5)	1.85%	1.86%	(5)	1.99%	(5)	1.99%	(5)(6)
Ratio of dividend and interest expense on securities
sold short to average net assets	0.98%		0.79%	0.69%		0.62%		0.46%	(6)
Ratio of expenses to average net assets, including
dividend and interest expense on securities sold
short, after waived or recaptured fees	2.97%	(5)	2.64%	2.55%	(5)	2.61%	(5)	2.45%	(5)(6)
Ratio of expenses to average net assets, before
waived or recaptured fees	3.12%		2.64%	2.48%		2.57%		5.73%	(6)
Ratio of net investment income (loss) to average
net assets, after waived or recaptured fees	(2.34)%	(5)	(1.99)%	(1.79)%	(5)	(0.59)%	(5)	1.41%	(5)(6)
Ratio of net investment loss to average net assets,
before waived or recaptured fees	(2.49)%		(1.99)%	(1.72)%		(0.55)%		(1.87)%	(6)
Portfolio turnover rate-long positions, excluding
short positions	120%		126%	115%		124%		18%	(3)

(1)
Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of Fund distributions.
(3)	Not annualized.
(4)	Represents performance beginning on the first day of security trading (December 18, 2006).
(5)	Reflects the Adviser’s waiver or recapture of a portion of its management fees and/or other operating expenses.
(6)	Annualized.
*	Fund commenced operations on August 23, 2006. Fund began investing in line with its investment objectives on December 18, 2006.

The accompanying notes are an integral part of the financial statements.

NAKOMA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS—May 31, 2011

NOTE 1 – ORGANIZATION MATTERS

The Nakoma Absolute Return Fund (the “Fund”) is a series of Nakoma Mutual Funds (the “Trust”), an open-end, diversified management investment company, organized as a statutory trust in Delaware and registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on August 23, 2006. The Fund commenced investing in line with its investment objectives on December 18, 2006. The investment adviser to the Fund is Nakoma Capital Management LLC (the “Adviser”), which is registered as an investment adviser with the SEC.

The Trust is authorized to issue an unlimited number of shares, which are units of beneficial interest with no par value. The Fund currently offers one class of shares of common stock. The Fund may offer additional classes of shares in the future. Each share represents a proportionate interest in the Fund’s assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights.

The investment objective of the Fund is to seek absolute returns with low volatility independent of equity market conditions. The Fund seeks to implement an “expectations” investment strategy in taking long and short positions in securities. It will invest primarily in equity securities traded in U.S. markets—taking long positions in companies where the Adviser believes operating results will exceed investors’ expectations, and establishing short positions in companies that the Adviser believes will disappoint or as hedged offsets to long positions.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Securities Valuation

Securities and other assets will normally be valued as of the close of regular trading (4:00 P.M. Eastern Time) on each day the New York Stock Exchange (the “NYSE”) is open for trading. Common stocks listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities traded on the NASDAQ National Market or the NASDAQ Small Cap Market (collectively, “NASDAQ-traded securities”) are valued at the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the current bid prices for longs and current asked prices for shorts on such exchanges. Unlisted securities held by the Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the over-the-counter market.

Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by the Fund’s Board of Trustees (the “Board”). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Short-term investments maturing in less than 60 days are valued at amortized cost unless the Board determines that this method does not represent fair value, if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. During the year ended May 31, 2011, the Fund did not trade in any securities for which market quotations were not readily available.

U.S. GAAP establishes a hierarchy that prioritizes the various inputs used in determining the value of the Fund’s investments. The three broad levels of the hierarchy are described below:

•	Level 1 – quoted prices for active markets for identical securities.
•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

NAKOMA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS—continued

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2011:

	Level 1	Level 2	Level 3
		Other Significant	Significant
	Quoted Prices	Observable	Unobservable	Total
		Inputs	Inputs
Common Stocks*	$18,141,203	$-	$-	$18,141,203
Short-Term Investments	66,443,851	-	-	66,443,851
Total Investments	$84,585,054	$-	$-	$84,585,054
Common Stocks Sold Short*	16,531,077	-	-	16,531,077
Exchange-Traded Funds Sold Short	1,140,249	-	-	1,140,249
Total Securities Sold Short	$17,671,326	$-	$-	$17,671,326

*	Please refer to the Schedule of Investments and Securities Sold Short to view common stocks segregated by industry type.

The Fund did not hold any Level 2 or Level 3 securities during the year ended May 31, 2011. There were no significant transfers into and out of any Level during the current year presented. It is the Fund’s policy to recognize transfers into and out of all Levels at the end of the reporting period.

Short Sales

The Fund may sell a security it does not own in anticipation of a decline in the value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Liabilities for securities sold short are reported at fair value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in fair value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Fund’s Statement of Assets & Liabilities. The Fund is liable for any dividends payable on securities while those securities are held short and will also bear other costs, such as charges for the prime brokerage account, in connection with its short positions. These costs are reported as “Dividend expense on securities sold short” and “Interest expense on securities sold short” in the Fund’s Statement of Operations.

Cash received from or paid for short sales is maintained by the Fund’s prime broker, BNP Paribas Prime Brokerage, Inc. (the “Prime Broker”), and is used to meet collateral requirements in addition to amounts held in a segregated account by UMB Bank, N.A. (the “Custodian”). The collateral required is determined daily by reference to the fair value of the short positions. It is included as “Due to broker for cover of securities sold short” on the Fund’s Statement of Assets & Liabilities. Segregated cash, cash equivalents, or liquid securities also pledged as collateral that are restricted from use are included on the Fund’s Schedule of Investments and Securities Sold Short, and are held at the custodian per a tri-party agreement between the Fund, the custodian, and the Prime Broker.

The Fund’s balance at the Prime Broker is exposed to credit risk, as the Prime Broker effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the Fund’s credit risk by monitoring credit exposure and the credit worthiness of the Prime Broker.

Distributions

The Fund’s net investment company taxable income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income distributions. Certain distributions of net investment company taxable income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. However, because the principal investment goal of the Fund is to invest in both long and short positions in equity securities, it is anticipated that a smaller portion of the net investment company taxable income distributions paid to shareholders by the Fund will be qualified dividend income eligible for taxation by individuals at long-term capital gain rates than if the Fund invested in only long positions in equity securities. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long shares of the Fund have been held by the shareholder. Shareholders have two distribution options: (1) automatic reinvestment of both net investment company taxable income distributions and capital gains distributions

NAKOMA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS—continued

in additional shares of the Fund, or (2) both net investment company taxable income distributions and capital gains distributions are paid in cash. Distributions to shareholders are recorded on the ex-dividend date.

The character of distributions made during the year from net investment company taxable income or net capital gain may differ from character for federal income tax purposes due to differences in the recognition of income expense and gain items for financial statement and tax purposes. Where appropriate, reclassifications between capital accounts are made for such differences that are permanent in nature. These reclassifications have no impact on the net assets or net asset value of the Fund. For the fiscal year ended May 31, 2011, undistributed net investment loss was decreased by $3,323,892, accumulated net realized losses were decreased by $110,811, and paid-in capital was decreased by $3,434,703.

Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Taxes

The Fund intends to qualify for tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”), and distribute all of its taxable income to its shareholders. Therefore, no provision has been recorded for federal income or excise taxes.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2011, the Fund did not have a liability for any unrecognized tax benefits for all open tax years. The Fund has no examinations in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The statute of limitations on the Fund’s tax returns remains open for the years ended May 31, 2008 through May 31, 2011.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases from operations during the reporting period. Actual results could differ from those estimates.

Share Valuation

The net asset value per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading.

Other

Investment transactions are accounted for on a trade date plus one basis, except for the last day of the fiscal quarter end, when they are recorded on trade date. Dividend income and dividend expense are recorded on the ex-dividend date, and interest income is recognized on an accrual basis. Net realized gains and losses on securities are computed on the basis of specific security lot identifications.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No.

NAKOMA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS—continued

2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements” in U.S. GAAP and the International Financial Reporting Standards (“IFRSs’). ASU No. 2011-04 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRSs. ASU No. 2011-04 is effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the impact these amendments may have on the Fund’s financial statements.

NOTE 3 – INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of long investments, other than short-term securities, for the Fund for the year ended May 31, 2011, were $81,276,454 and $164,309,111, respectively. Proceeds and covers of securities sold short for the Fund for the year ended May 31, 2011, were $85,572,485 and $169,190,363, respectively. There were no purchases or sales of U.S. government securities for the year ended May 31, 2011.

NOTE 4 – INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser

An advisory agreement with the Adviser was in effect during the year ended May 31, 2011. Pursuant to this agreement, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio, subject to policies adopted by the Board. The Adviser is also responsible for providing investment research and portfolio management services, and selecting the brokers who execute the Fund’s portfolio transactions.

The Fund pays the Adviser an annual fee equal to 1.50% of the Fund’s average daily net assets, computed and paid monthly according to the terms of the advisory agreement. For the year ended May 31, 2011, the Adviser earned a fee of $2,129,684. Pursuant to a separate expense limitation agreement between the Adviser and the Fund, the Adviser has agreed to waive its fees and/or reimburse expenses of the Fund to ensure that the Fund’s total annual operating expenses (exclusive of dividend and interest expense on securities sold short) do not exceed 1.99% of the Fund’s average daily net assets through at least October 1, 2011. Under the terms of the expense limitation agreement, the Adviser may request a recoupment of any advisory fees waived or reduced or payment of expenses made by the Adviser within the previous thirty-six months following the month to which the waiver, reduction or payment related if the Fund’s expenses are less than the above limit agreed to by the Fund for such month. The Board reviews all recoupments. The waived fees related to operating expenses subject to recovery at May 31, 2011, were as follows:

Amount
$207,715	Recoupment request expires May 31, 2014

Officers and Trustees

Certain officers and trustees of the Trust are affiliated with the Adviser. None of these individuals receives a fee from the Trust for serving as an officer or trustee. The fees and expenses of the independent trustees allocated to the Fund are reflected in the Fund’s Statement of Operations. The independent trustees’ remuneration from the Fund totaled $27,000 for the year ended May 31, 2011.

NOTE 5 – TAX INFORMATION

At May 31, 2011, the cost of securities and proceeds from securities sold short, on a tax basis and gross unrealized appreciation and depreciation on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$81,309,387
Proceeds from securities sold short	$(16,614,465)

Unrealized appreciation	$4,399,531
Unrealized depreciation	(2,180,725)

Net unrealized appreciation on investments and securities sold short	$2,218,806

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

NAKOMA MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS—continued

There were no distributions paid during the fiscal year ended May 31, 2011, and the fiscal year ended May 31, 2010.

As of May 31, 2011, the components of accumulated losses on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(32,276,476)

Unrealized appreciation on investments and securities sold short	2,218,806
Total accumulated losses	$(30,057,670)

As of May 31, 2011, the Fund had a capital loss carry forward of $30,067,966, of which $987,684 expires on May 31, 2016, $12,569,991 expires on May 31, 2017, $7,000,309 expires on May 31, 2018, and $9,509,982 expires on May 31, 2019.

As of May 31, 2011, the Fund had $2,208,510 of post-October losses, which are deferred until June 1, 2011, for tax purposes. Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

NOTE 6 – MARGIN BORROWING AGREEMENT

The Fund has a margin account with its Prime Broker under which the Fund may obtain extensions of credit and effect short sales, subject to regulatory limitation. Interest is accrued at the federal funds rate plus 0.35% as of May 31, 2011. Interest is accrued daily and paid monthly. The Fund also incurs stock loan fees, which are paid to the Prime Broker when executing short sales. Interest and stock loan fees paid to the Prime Broker are included as “Interest expense on securities sold short” on the Fund’s Statement of Operations.

NOTE 7 – BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of May 31, 2011, Charles Schwab & Co., Inc., for the benefit of their customers, owned 27% of the Fund.

ADDITIONAL NOTES (Unaudited)

NOTE 8– PROXY VOTING

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Adviser in accordance with the Proxy Voting Guidelines and Procedures (the “Proxy Policies”) adopted by the Adviser. A description of these Proxy Policies is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, and (ii) on the SEC’s website at www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30, 2011, will be available on or before August 31, 2011, (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, and (ii) on the SEC’s website at www.sec.gov.

NOTE 9 – QUARTERLY PORTFOLIO DISCLOSURES

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund toll-free at 1-866-662-5662, (ii) on the SEC’s website at www.sec.gov, and (iii) to review and copy at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

NAKOMA MUTUAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and
Board of Trustees of
Nakoma Absolute Return Fund

We have audited the accompanying statement of assets and liabilities of the Nakoma Absolute Return Fund (the “Fund”), a series of the Nakoma Mutual Funds, including the schedule of investments and securities sold short as of May 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Nakoma Absolute Return Fund as of May 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Westlake, Ohio
July 22, 2011

NAKOMA MUTUAL FUNDS

TRUSTEES AND OFFICERS (Unaudited)
(As of May 31, 2011)

Information pertaining to the trustees and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Fund’s trustees and is available without charge, upon request by calling the Fund at 1-866-662-5662. Except as noted, the address of each trustee and officer is 8040 Excelsior Drive, Suite 401, Madison, Wisconsin  53717. Each trustee oversees one portfolio in the Trust.

Name (Age),	Length
Position with Fund	of Time	Principal Occupation(s)
and Address	Served1	During Past Five Years	Other Company Directorships

INTERESTED TRUSTEES2

Daniel S. Pickett (47)	Since
Trustee, President, Chairman	Inception	Chief Investment Officer/Managing Director, Nakoma Capital Management LLC, 2003 – Present	None

Mark A. Fedenia (56)	Since
Trustee, Vice President of Investments	Inception
Managing Director/Portfolio Manager, Nakoma Capital Management LLC, 2003 – Present; Associate Professor of Finance, School of Business, University of Wisconsin-Madison, 1986 – Present; Director, Applied Security Analysis Program, School of Finance, University of Wisconsin-Madison, 1986 – 2007
None
INDEPENDENT TRUSTEES

Marla J. Ahlgrimm, R.Ph. (55)	Since	Founder and Chair, Women’s Health America, Inc. (a	None
Trustee	Inception	health products company), 1993 – Present

John W. Feldt (69)	Since	Retired; Senior Vice President – Finance, University of	Director, Thompson Plumb
Trustee	Inception	Wisconsin Foundation, 1985 – 2007	Funds, Inc., a mutual fund
University of Wisconsin			complex for which Mr. Feldt
Foundation			oversees 3 portfolios; Director,
1848 University Avenue			Baird Funds, Inc., a mutual fund
Madison, WI 53726			complex for which Mr. Feldt oversees 8 portfolios

Antonio S. Mello (52)	Since
Trustee	Inception
Professor of Finance, School of Business, University of Wisconsin-Madison, 1995 – Present; Managing Director and Head of Corporate Finance, Millennium BCP (an international financial services firm), 2001 – 2002 (on leave from UW-Madison)
None

Thomas R. Poehling (45)	Since	President, Poehling Capital Management, Inc. (an asset	None
Trustee	Inception	management company), 2004 – Present
525 Junction Road, Ste. 8900
Madison, WI 53717
FUND OFFICERS NOT LISTED ABOVE2

Robyn K. Rannow (55)	Since	Managing Director/CCO, Nakoma Capital Management
Secretary, Treasurer, CCO,	Inception	LLC, 2009 – Present; Vice President, Operations and
AML Officer		Compliance, Nakoma Capital Management LLC, 2004 –	None
2008

(1)	Each trustee serves for an indefinite term, until that person resigns and/or a successor is elected and qualified. Officers are elected by the Board.
(2)	Officers of the Fund are “interested persons” as defined by the Investment Company Act of 1940.

NAKOMA MUTUAL FUNDS

ADDITIONAL INFORMATION

TRUSTEES AND OFFICERS

Dan Pickett	Chairman, President, Trustee
Marla Ahlgrimm, R.Ph.	Trustee
John Feldt	Trustee
Antonio Mello	Trustee
Tom Poehling	Trustee
Mark Fedenia	VP of Investments, Trustee
Robyn Rannow	Secretary, Treasurer, Chief Compliance Officer, AML Officer

SYMBOL:  NARFX

ADMINISTRATOR / TRANSFER	INVESTMENT ADVISER
AGENT / FUND ACCOUNTANT
Nakoma Capital Management LLC
UMB Fund Services, Inc.	8040 Excelsior Drive Suite 401
803 West Michigan Street	Madison, Wisconsin 53717
Milwaukee, Wisconsin 53233	www.nakomacapital.com
www.nakomafunds.com
DISTRIBUTOR
LEGAL COUNSEL
UMB Distribution Services, LLC
803 West Michigan Street	Godfrey & Kahn, S.C.
Milwaukee, Wisconsin 53233	780 North Water Street
Milwaukee, Wisconsin 53202
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	CUSTODIAN

Cohen Fund Audit Services, Ltd.	UMB Bank, n.a
800 Westpoint Parkway Suite 1100	928 Grand Boulevard 10th Floor
Westlake, Ohio 44145	Kansas City, Missouri 64106

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

The Nakoma Absolute Return Fund is distributed by UMB Distribution Services, LLC.

Item 2.  Code of Ethics.

The Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer.  During the period covered by this report, there were no substantive amendments to the provisions of the Code, nor were there any implicit or explicit waivers from any provisions of the Code.  The Code is incorporated by reference to the Registrant’s Form N-CSR filed on August 9, 2010.

Item 3.  Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has an audit committee financial expert serving on its audit committee who is “independent” within the meaning set forth in Item 3(a)(2) of Form N-CSR: Antonio S. Mello.

Item 4.  Principal Accountant Fees and Services.

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the Registrant’s principal accountant were as follows:

(a)	Audit Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

Fiscal year ended May 31, 2011                                                                $15,500
Fiscal year ended May 31, 2010                                                                $15,500

(b)	Audit-Related Fees for Registrant.
The aggregate fees billed for assurance and related services by the principal accountant to the Registrant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not required under “Audit Fees” above.

Fiscal year ended May 31, 2011                                                                $0
Fiscal year ended May 31, 2010                                                                $0

(c)	Tax Fees for Registrant.
The aggregate fees billed for professional services rendered by the principal accountant to the Registrant for review of Federal and excise tax returns, tax compliance, tax advice and tax planning.  The fees paid were comprised of a review of the tax returns, tax notes and other documentation for the filing and returns, along with their underlying schedules, that were prepared by the Registrant’s administrator.

Fiscal year ended May 31, 2011                                                                $2,500
Fiscal year ended May 31, 2010                                                                $2,500

(d)	All Other Fees.
The aggregate fees billed for products and services provided by the principal accountant to the Registrant, other than services reported under “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Fiscal year ended May 31, 2011                                                                $0
Fiscal year ended May 31, 2010                                                                $0

(e)	Audit Committee’s pre-approval policies and procedures.

(1)
The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	During the fiscal year ended May 31, 2011, all of the non-audit services provided by the Registrant’s principal accountant were pre-approved by the audit committee.

(f)	Not applicable.

(g)
During the last two fiscal years, there were no other non-audit services rendered by the Registrant’s principal accountant to the Registrant, its investment adviser or any entity controlling, controlled by or under the common control with the investment adviser that provides ongoing services to the Registrant.

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer has reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act.  Based on his review, such officer has concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to him by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter ended May 31, 2011 that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a) (1)	Code of Ethics. Incorporated by reference to the Registrant’s Form N-CSR filed on August 9, 2010.

(a) (2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a) (3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end management investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nakoma Mutual Funds

/s/Daniel Pickett
By: Daniel Pickett
President
Date:   August 3, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

/s/Daniel Pickett
By: Daniel Pickett
President
(Principal Executive Officer and Principal Financial Officer)
Date:   August 3, 2011